UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 6, 2014

STATE NATIONAL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36712	26-0017421
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1900 L. Don Dodson Dr.
Bedford, Texas 76021

(Address of principal executive offices) (zip code)

(817) 265-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On November 6, 2014, State National Companies, Inc. (the “Company”) entered into indemnification agreements with each of its directors and executive officers which require the Company, among other things, to indemnify each of these individuals against all expenses (including reasonable attorneys’ fees, retainers, court costs, fees of experts and witnesses, travel costs and costs and expenses incurred as a witness), judgments, penalties, fines, and amounts paid in settlement reasonably paid or incurred in connection with any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or other proceeding by reason of the fact that such person is or was a director, officer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such person is or was serving at the Company’s express written request. The indemnification agreements also require the Company, if requested, to advance to an indemnified person all costs and expenses eligible for indemnification within 30 days of a request for indemnification, provided that the recipient undertakes to return any such advance if it is ultimately determined that the recipient is not entitled to indemnification for the amounts advanced.

The Company is not required to provide indemnification under its indemnification agreements for certain matters, including (i) indemnification beyond that permitted by the General Corporation Law of the State of Delaware, (ii) indemnification in connection with certain proceedings or claims initiated by the person seeking indemnification, (iii) indemnification related to an accounting of profits under Section 16(b) of the Securities Exchange Act of 1934, (iv) indemnification for liabilities for which the indemnified person has received payment under any insurance policy as may exist for such person’s benefit, or other indemnity provision, or (v) indemnification where a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful.

This description of the indemnification agreements is qualified in its entirety by reference to the form of indemnification agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01                                           Financial Statements And Exhibits.

(d)                                 Exhibits.

10.1                        Form of Indemnification Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE NATIONAL COMPANIES, INC.

Date: November 6, 2014	By:	/s/ David Cleff
David Cleff
Executive Vice President of Business Affairs, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
10.1	Form of Indemnification Agreement